Q4 and Full Year 2016 Update

March 10, 2017

PROVIDENCE
SERVICE
CORPORATION

Forward-looking Statements and Non-GAAP Financial Information

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin for the Company and its operating segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including: (1) asset impairment charges, (2) restructuring and related charges, (3) foreign currency adjustments, (4) equity in net earnings or losses of investees, (5) certain litigation related expenses, (6) expenses related to restricted shares and cash placed into escrow at the time of the Ingeus acquisition, (7) contingent consideration adjustments, and (8) certain transaction related expenses. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue. Adjusted Net Income is defined as income or loss from continuing operations, net of tax, before certain items, including (1) asset impairment charges, (2) restructuring and related charges, (3) foreign currency adjustments, (4) equity in net earnings or losses of investees, (5) certain litigation related expenses, (6) expenses related to restricted shares and cash placed into escrow at the time of the Ingeus acquisition, (7) contingent consideration adjustments, (8) certain transaction related expenses, (9) intangible amortization expense, and (10) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock, (2) accretion of convertible preferred stock discount, and (3) income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

2016 Highlights

Profitable Revenue Growth

- 2016 revenue growth of 6.8% (8.9% excl. FX) (1)
- Q4 2016 revenue growth of 3.4% (5.9% excl. FX) (1)
- Investments in sales resources resulting in increased momentum in U.S. Healthcare Services (NET Services and Matrix Investment) offset by WD Services growth constraints

Margin Expansion

- Consolidated Adjusted EBITDA margin expansion to 4.6%
- Value enhancement initiatives in U.S. Healthcare Services and WD Services positioned to provide benefits in late 2017 and 2018
- Investing heavily in technology, people, and capabilities

Capital Allocation Excellence

- Paid down all long-term debt through sale of 53.2% stake in Matrix
- Since beginning of Q4 2015 repurchased 17% of common shares (2)
- 2017 capital allocation targeting scalable businesses with favorable cash characteristics

1. As compared to the prior year period
2. Represents repurchase of common shares through 3/6/17 as a percentage of common shares outstanding at the beginning of Q4 2015.

NET Services – A Network of Safe and Efficient Care Access

2016 Highlights

- Continued industry shift from state agencies to Managed Care Organizations (MCOs)
- Contract wins included multiple MCO programs (NY, CA, FL), Missouri, and Arkansas (2017), offset by NYC and other losses
- Launched Logisticare Member Experience initiative to drive innovation, service quality, efficiency and reduce costs across nationwide network
  - Launched WellRyde, Lyft partnership, and Provado mobile health

Key Financial Metrics

$Millions	Q4:15	Q4:16	2014	2015	2016
Revenue	280.4	316.7	884.3	1,083.0	1,234.4
Adjusted EBITDA[1]	19.7	28.8	75.4	80.7	92.4
% Margin	*7.0%*	*9.1%*	*8.5%*	*7.4%*	*7.5%*
Capex	5.6	3.7	12.5	12.2	10.8

2017 Focus

- Awaiting decisions on major contracts in New Jersey, Virginia, Pennsylvania, and Georgia
- Substantially complete rollout of Logisticare Member Experience initiative
- Continue to increase sales & marketing resources and focus on core market and potential adjacencies to leverage nationwide network

1. See appendix for a reconciliation of non-GAAP financial measures.

Matrix Medical – In-Home Care Optimization Network

2016 Highlights

- Frazier Healthcare subscribed for a 53.2% interest in Matrix at a $537.5mm valuation
- Expanded sales team and continued focus on operational initiatives and care management products
- Increased Adjusted EBITDA margins by over 100bps to 24.9%

Key Financial Metrics

$Millions	Q4:15	Q4:16	2015	2016
Revenue[1]	51.7	52.3	217.4	207.7
Adjusted EBITDA[1],[2]	12.5	11.7	51.6	51.7
% Margin	*24.2%*	*22.4%*	*23.7%*	*24.9%*
Capex	2.0	4.5	8.1	12.5
Net Debt[3]		192.7		192.7

2017 Focus

- Work with Frazier to accelerate synergistic acquisitions and expand complementary offerings
- Increase core client base and expand chronic care revenues
- Continue to drive operational improvements and further member engagement

1. Represents 100% of Matrix's revenue and Adjusted EBITDA. On 10/19/16, Frazier subscribed for a 53.2% equity interest in Matrix. Providence's retained 46.8% equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented. See appendix for additional detail.
2. See appendix for a reconciliation of non-GAAP financial measures.
3. Net debt represents $5.3mm of cash and $198.0mm of long-term debt on Matrix's standalone balance sheet as of 12/31/16.

WD Services

2016 Highlights

- UK government outsourcing of employment services impacted by Brexit, historically low unemployment, and budget constraints
- Launched Ingeus Futures initiative to reduce cost infrastructure and improve long-term growth prospects
- Solid performance in South Korea, Germany, Saudi Arabia, and UK Youth and Health programs, offset by financial losses in France and UK Offender Rehabilitation program as well as multi-year decrease in major UK Employability programs

Key Financial Metrics

$Millions	Q4:15	Q4:16	2015	2016
Revenue	92.7	69.1	395.1	344.4
Adjusted EBITDA[(1),(2)]	(3.8)	(4.5)	10.3	5.5
% Margin	*-4.0%*	*-6.6%*	*2.6%*	*1.6%*
Capex	3.4	2.3	11.9	19.8

2017 Focus

- Continued business development progress in South Korea, Singapore, and UK Employability, Health, and Youth programs
- Modest, profitable growth in Germany, South Korea, North America, Switzerland, and Spain
- Substantially complete Ingeus Futures initiative by Q2
- Emerge from loss positions in France and UK Offender Rehabilitation program

1. Excludes Mission Providence as this JV is accounted for as an equity method investment.
2. See appendix for a reconciliation of non-GAAP financial measures.

Segment Results

$Millions	Q4:15	Q4:16	2015	2016
Revenue				
NET Services	280.4	316.7	1,083.0	1,234.4
WD Services[1]	92.7	69.1	395.1	344.4
Total Revenue[2]	**373.2**	**386.0**	**1,478.0**	**1,578.9**
Matrix [3]	*51.7*	*52.3*	*217.4*	*207.7*
Adj. EBITDA				
NET Services	19.7	28.8	80.7	92.4
WD Services[1]	(3.8)	(4.5)	10.3	5.5
Total Segment-Level	16.0	24.2	91.0	97.8
Corporate	(3.4)	(4.9)	(24.7)	(25.6)
Total Adj. EBITDA	**12.6**	**19.3**	**66.3**	**72.2**
Matrix [3]	*12.5*	*11.7*	*51.6*	*51.7*
Adj. EBITDA Margins				
NET Services	*7.0%*	*9.1%*	*7.4%*	*7.5%*
WD Services[1]	*-4.0%*	*-6.6%*	*2.6%*	*1.6%*
Segment-Level	*4.3%*	*6.3%*	*6.2%*	*6.2%*
Total	***3.4%***	***5.0%***	***4.5%***	***4.6%***
Matrix [3]	*24.2%*	*22.4%*	*23.7%*	*24.9%*

1. Excludes Mission Providence as this JV is accounted for as an equity method investment.
2. Total Revenue includes revenue from Corporate and Other.
3. Represents 100% of Matrix's total revenue and Adj. EBITDA. On 10/19/16, Frazier subscribed for a 53.2% equity interest in Matrix. Providence's retained 46.8% equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented. See appendix for reconciliation and additional detail.

Cashflow Summary

$Millions	Q4:15	Q4:16	2015	2016
Cash Earnings[(1),(2)]	15.9	12.8	79.2	56.7
Working Capital[(1),(3)]	(28.4)	(16.3)	(65.9)	6.8
Cash Earnings (After Working Capital)	**(12.6)**	**(3.5)**	**13.2**	**63.4**
Capex (Continuing Operations)	9.2	6.1	24.8	32.0

- *Of total capex from continuing operations in 2016 of $32.0mm, approximately $14mm was related to new project specific capex, primarily in the UK and France.*
- *Capex expected to be approximately $20mm in 2017, including approximately $7mm of capex related to the LogistiCare Member Experience and Ingeus Futures initiatives*

1. Includes continuing and discontinued operations.
2. Cash earnings represents cash provided by operating activities prior to changes in operating assets and liabilities.
3. Working capital represents changes in operating assets and liabilities and excludes net taxes associated with sale of Human Services of $22.0mm in the year ended December 31, 2016.

Balance Sheet Summary

$Millions	2014	2015	2016
Cash[(1)]	160.4	84.8	72.3
Long-term Debt[(1)]	576.7	305.0	-
Net Debt	416.3	220.2	(72.3)
Matrix Equity Value[(2)]	**-**	**-**	**157.2**
Shares Outstanding (mm)[(3)]	15.9	17.3	15.9

1. Includes Cash and Long-term Debt related to discontinued operations.
2. Represents the carrying value of Providence's 46.8% retained equity interest in Matrix.
3. Shares outstanding equals common shares outstanding plus total preferred shares on an as converted basis at year end. As of 3/6/17 shares outstanding equaled 15.5mm.

Capital Allocation Update

Lower Risk ⟷ **Higher Risk**

Capital Expenditures	Share Repurchases	Acquisitions
• Expecting an approximately 40% reduction in capex from continuing operations in 2017 • Significant reduction within WD Services partially offset by increase in NET Services	• 17% of common shares repurchased since beginning of Q4 2015 (1) • Expected to be a continued focus in 2017 given potential to create significant value within U.S. Healthcare Services	• Targeting scalable, tech-enabled businesses with favorable cashflow characteristics (similar to LogistiCare and Matrix)

1. Represents repurchase of common shares through 3/6/17 as a percentage of common shares outstanding at the beginning of Q4 2015.

Appendix

PROVIDENCE
SERVICE
CORPORATION

Adjusted EBITDA Reconciliation (Segment-Level)

	NET Services					WD Services				Segment-Level			
$Millions	Q4:15	Q4:16	2014	2015	2016	Q4:15	Q4:16	2015	2016	Q4:15	Q4:16	2015	2016
Revenue	$ 280.4	$ 316.7	$ 884.3	$ 1,083.0	$ 1,234.4	$ 92.7	$ 69.1	$ 395.1	$ 344.4	$ 373.2	$ 385.8	$ 1,478.1	$ 1,578.8
Net Income	10.6	14.4	40.8	44.0	47.4	(38.0)	(35.5)	(51.3)	(46.2)	(27.3)	(21.1)	(7.3)	1.2
Interest Expense, Net	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	0.2	(0.1)	0.8	(0.0)	0.2	(0.1)	0.8
Provision (Benefit) For Income Taxes	6.7	9.2	26.9	27.2	29.7	(3.1)	(0.3)	(1.1)	(1.2)	3.6	8.9	26.2	28.5
Depreciation and Amortization	2.4	3.5	7.7	9.4	12.4	3.7	2.9	13.8	13.8	6.1	6.4	23.2	26.2
EBITDA	$ 19.7	$ 27.1	$ 75.4	$ 80.7	$ 89.5	$ (37.4)	$ (32.7)	$ (38.7)	$ (32.8)	$ (17.7)	$ (5.6)	$ 41.9	$ 56.7
Asset Impairment	-	-	-	-	-	-	19.6	-	19.6	-	19.6	-	19.6
Redundancy Related Expenses	-	-	-	-	-	9.6	3.8	12.2	9.0	9.6	3.8	12.2	9.0
Former CEO Departure Cost	-	0.9	-	-	0.9	-	-	-	-	-	0.9	-	0.9
Value Enhancement Initiative Implementation	-	0.8	-	-	2.0	-	2.0	-	2.6	-	2.8	-	4.6
Equity in Net Loss of Investee	-	-	-	-	-	3.0	2.8	11.0	8.5	3.0	2.8	11.0	8.5
Ingeus Acquisition Related Cost	-	-	-	-	-	23.3	-	29.2	-	23.3	-	29.2	-
Contingent Consideration Adjustment	-	-	-	-	-	(2.5)	(0.0)	(2.5)	-	(2.5)	(0.0)	(2.5)	-
Foreign Currency Transactions	-	-	-	-	-	0.3	-	(0.9)	(1.4)	0.3	-	(0.9)	(1.4)
Litigation Expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 19.7	$ 28.8	$ 75.4	$ 80.7	$ 92.4	$ (3.8)	$ (4.5)	$ 10.3	$ 5.5	$ 16.0	$ 24.2	$ 91.0	$ 97.8
% Margin	*7.0%*	*9.1%*	*8.5%*	*7.4%*	*7.5%*	*-4.0%*	*-6.6%*	*2.6%*	*1.6%*	*4.3%*	*6.3%*	*6.2%*	*6.2%*

Adjusted EBITDA Reconciliation (Total Continuing Operations)

	Matrix Investment				Corporate and Other				Total Continuing Operations[1]			
$Millions	Q4:15	Q4:16	2015	2016	Q4:15	Q4:16	2015	2016	Q4:15	Q4:16	2015	2016
Revenue	$ -	$ -	$ -	$ -	$ 0.1	$ 0.1	$ (0.1)	$ 0.1	$ 373.2	$ 386.0	$ 1,478.0	$ 1,578.9
Net Income	-	(1.1)	-	(1.1)	(1.2)	(3.4)	(17.4)	(19.0)	(28.6)	(25.7)	(24.7)	(18.9)
Interest Expense, Net	-	-	-	-	0.3	0.1	2.0	0.8	0.3	0.3	1.9	1.6
Provision (Benefit) For Income Taxes	-	(0.7)	-	(0.7)	(2.3)	(3.7)	(11.6)	(10.8)	1.2	4.6	14.6	17.0
Depreciation and Amortization	-	-	-	-	0.1	0.1	0.8	0.4	6.2	6.5	24.0	26.6
EBITDA	$ -	$ (1.8)	$ -	$ (1.8)	$ (3.2)	$ (6.8)	$ (26.2)	$ (28.6)	$ (20.8)	$ (14.2)	$ 15.8	$ 26.3
Asset Impairment	-	-	-	-	-	1.4	-	1.4	-	21.0	-	21.0
Redundancy Related Expenses	-	-	-	-	-	-	-	-	9.6	3.8	12.2	9.0
Former CEO Departure Cost	-	-	-	-	-	-	0.7	-	-	0.9	0.7	0.9
Value Enhancement Initiative Implementation	-	-	-	-	-	-	-	-	-	2.8	-	4.6
Equity in Net Loss of Investee	-	1.8	-	1.8	-	-	-	-	3.0	4.6	11.0	10.3
Ingeus Acquisition Related Cost	-	-	-	-	-	-	-	-	23.3	-	29.2	-
Contingent Consideration Adjustment	-	-	-	-	-	-	-	-	(2.5)	(0.0)	(2.5)	-
Foreign Currency Transactions	-	-	-	-	-	-	-	-	0.3	-	(0.9)	(1.4)
Litigation Expense	-	-	-	-	(0.2)	0.5	0.8	1.6	(0.2)	0.5	0.8	1.6
Adjusted EBITDA	$ -	$ -	$ -	$ -	$ (3.4)	$ (4.9)	$ (24.7)	$ (25.6)	$ 12.6	$ 19.3	$ 66.3	$ 72.2
% Margin									*3.4%*	*5.0%*	*4.5%*	*4.6%*

1. Total Continuing Operations represents Segment-Level results plus Matrix Investment and Corporate and Other.

Adjusted EBITDA Reconciliation (Matrix)

	Matrix[1]				4Q:16			2016		
					HA			HA		
$Millions	4Q:15	4Q:16	2015	2016	Services[2]	Matrix[3]	Total[1]	Services[2]	Matrix[3]	Total[1]
Revenue	$ 51.7	$ 52.3	$ 217.4	$ 207.7	$ 10.7	$ 41.6	$ 52.3	$ 166.1	$ 41.6	$ 207.7
Net Income	2.9	104.8	6.1	110.1	109.0	(4.2)	104.8	114.3	(4.2)	110.1
Interest Expense, Net	3.2	3.6	14.4	12.9	0.6	2.9	3.6	9.9	2.9	12.9
Provision (Benefit) For Income Taxes	(1.2)	57.1	1.7	60.4	59.9	(2.8)	57.1	63.3	(2.8)	60.4
Depreciation and Amortization	7.6	6.4	29.5	27.5	-	6.4	6.4	21.1	6.4	27.5
EBITDA	$ 12.5	$ 171.8	$ 51.6	$ 210.9	$ 169.5	$ 2.3	$ 171.8	$ 208.6	$ 2.3	$ 210.9
Gain on Disposition	-	(167.9)	-	(167.9)	(167.9)	-	(167.9)	(167.9)	-	(167.9)
Transaction Costs	-	5.5	-	6.4	(0.8)	6.3	5.5	0.0	6.3	6.4
Restructuring	-	-	-	-	-	-	-	-	-	-
Write-off of DFCs	-	2.3	-	2.3	2.3	-	2.3	2.3	-	2.3
Adjusted EBITDA	$ 12.5	$ 11.7	$ 51.6	$ 51.7	$ 3.1	$ 8.6	$ 11.7	$ 43.1	$ 8.6	$ 51.7
% Margin	*24.2%*	*22.4%*	*23.7%*	*24.9%*						

Notes:

1. Represents 100% of Matrix's results. On 10/19/16, Frazier subscribed for a 53.2% equity interest in Matrix. Providence's retained 46.8% equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
2. Represents Matrix's results of operation through the Matrix Transaction on October 19, 2016. These results are included within Discontinued Operations on the Company's consolidated financial statements.
3. Represents Matrix's results of operation from October 20, 2016 to December 31, 2016. Providence accounts for its proportionate share of Matrix's results during this time period using the equity method.